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                                                                    EXHIBIT 21.1

                                  SUBSIDIARIES

ENTITY NAME:                                                    ORGANIZED IN:           D/B/A
------------                                                    -------------           -----

WWC Holding Co., Inc.                                           Delaware                Cellular One

Western Paging I Corporation                                    Washington              Telewaves

Wireless Systems Purchasing Corporation                         Delaware                n/a

Eclipse Communications Corporation                              Delaware                Business Services by Cellular One

Minnesota Cellular Corporation                                  Delaware                Cellular One

General Cellular Corporation                                    Delaware                n/a

General Cellular Holdings, Inc.                                 Delaware                n/a

GCC License Corporation                                         Delaware                Cellular One

PNC of Billings                                                 Montana                 n/a

Billings Cellular Corporation                                   Montana                 Cellular One

WWC Texas RSA Limited Partnership                               Delaware                Cellular One

Texas RSA Holding Co., Inc.                                     Delaware                n/a

Sioux Falls Cellular Communications, Inc.                       Delaware                n/a

Cellular Corporation of Sioux Falls                             Delaware                Cellular One

Odessa Cellular Corporation                                     Texas                   n/a

Odessa Cellular License Corporation                             Delaware                n/a

Odessa Cellular Telephone Company, L.P.                         Delaware                Cellular One

Midland Cellular Corporation                                    Delaware                n/a

Midland Cellular Holdings Corporation                           Delaware                n/a

Midland Cellular Telephone Company, L.P.                        Delaware                Cellular One

Midland Cellular License Corporation                            Delaware                n/a

VoiceStream Wireless Corporation                                Delaware                n/a

Western PCS Holding Corporation                                 Delaware                n/a

Western PCS I Corporation                                       Delaware                VoiceStream

Western PCS I License Corporation                               Delaware                n/a

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
Western PCS II Corporation                                      Delaware                VoiceStream

Western PCS II License Corporation                              Delaware                n/a

Western PCS III Corporation                                     Delaware                VoiceStream

Western PCS III License Corporation                             Delaware                n/a

PCS Wireless Systems Purchasing Corporation                     Delaware                n/a

Western PCS BTA Corporation                                     Delaware                n/a

Western PCS I Iowa Corporation                                  Delaware                n/a

Western PCS BTA I License Corporation                           Delaware                n/a

Western PCS BTA I Corporation                                   Delaware                VoiceStream

Western PCS BTA Development Corporation                         Delaware                VoiceStream

Western SMR Corporation                                         Delaware                n/a

Western PCS LMDS Corporation                                    Delaware                n/a

Western Wireless International Corporation                      Delaware                n/a

Western Wireless International Haiti Corporation                Delaware                n/a

Western Wireless International Ghana Corporation                Delaware                n/a

Western Wireless International Latvia Corporation               Delaware                n/a

Western Wireless International Georgia Corporation              Delaware                n/a

Western Wireless International Iceland Corporation              Delaware                n/a

Western Wireless International Venezuela Corporation            Delaware                n/a

Western Wireless International Ireland Corporation              Delaware                n/a

Western Wireless International Ivory Coast Corporation          Delaware                n/a

Western Wireless International Croatia Corporation              Delaware                n/a

CCIH, LLC                                                       Delaware                n/a

ACG Telesystems Ghana LLC                                       Delaware                n/a

Meteor Mobile Communications                                    Dublin, Ireland         n/a